Dated as of September 11, 2015

CANADIAN PACIFIC RAILWAY COMPANY

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

FIRST SUPPLEMENTAL INDENTURE

to the TRUST INDENTURE
Dated as of September 11, 2015

THIS FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”) dated as of September 11, 2015 between CANADIAN PACIFIC RAILWAY COMPANY, a corporation incorporated under the Canada Business Corporations Act and having its head office in the City of Calgary, in the Province of Alberta (the “Issuer”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

RECITALS OF THE ISSUER

WHEREAS, the Issuer and the Trustee entered into an Indenture, dated as of September 11, 2015 (the “Original Indenture”). Section 8.01(7) of the Original Indenture provides that the Issuer and the Trustee may, without the consent of any Holder, enter into a supplemental indenture to establish the form or terms of Securities of any series as permitted by Section 2.01 and 3.01 thereof.

WHEREAS, pursuant to Sections 2.01 and 3.01 of the Original Indenture, the Issuer desires to provide for the establishment of two series of Securities under the Original Indenture, and the forms and terms thereof, as hereinafter set forth.

WHEREAS, the Issuer has requested that the Trustee execute and deliver this First Supplemental Indenture. The Issuer has delivered to the Trustee an Opinion of Counsel and an Officers’ Certificate pursuant to Sections 1.02 and 8.03 of the Original Indenture to the effect, among other things, that all conditions precedent provided for in the Indenture to the Trustee’s execution and delivery of this First Supplemental Indenture have been complied with. All acts and things necessary have been done and performed to make this First Supplemental Indenture enforceable in accordance with its terms, and the execution and delivery of this First Supplemental Indenture has been duly authorized in all respects.

WHEREAS the proper officers of the Issuer have duly authorized the creation and issuance of two series of Securities to be designated as (i) 4.800% Notes due 2035 (the “2035 Notes”), to be initially limited (subject to the exceptions described herein and in the Original Indenture) to the aggregate principal amount of U.S.$300,000,000 and (ii) 6.125% Notes due 2115 (the “2115 Notes”, and together with the 2035 Notes, the “Notes”), to be initially limited (subject to the exceptions described herein and in the Original Indenture) to the aggregate principal amount of U.S.$900,000,000; the further terms and conditions thereof being hereinafter set forth, all in accordance with a resolution of the directors of the Issuer;

NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE
WITNESSETH: For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of the Notes, as follows:

1.	INTERPRETATIONS AND AMENDMENTS

1.1	First Supplemental Indenture

As used herein “First Supplemental Indenture”, “hereto”, “herein”, “hereof”, “hereby”, “hereunder” and similar expressions refer to this First Supplemental Indenture and not to any particular Article, Section or other portion hereof and include any and every instrument supplemental or ancillary hereto or in implementation hereof, and further include the terms of the Notes set forth in the form of Notes annexed as Schedule A-1 and Schedule A-2 hereto.

1.2	Definitions in First Supplemental Indenture

All terms contained in this First Supplemental Indenture which are defined in the Original Indenture and not defined herein shall, for all purposes hereof, have the meanings given to such terms in the Original Indenture, unless the context otherwise specifies or requires; provided, however, that notwithstanding the foregoing, the terms “Issuer” and “Trustee” shall have the respective meanings given to them in the Original Indenture.

1.3	Interpretation not Affected by Headings

The division of this First Supplemental Indenture into Articles and Sections, the provision of the table of contents hereto and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this First Supplemental Indenture.

2.	NOTES

2.1	Form and Terms of Notes

There shall be and there is hereby created for issuance under the Original Indenture, as supplemented by this First Supplemental Indenture (i) a series of Securities which shall consist of an aggregate principal amount of U.S.$300,000,000 2035 Notes and (ii) a series of Securities which shall consist of an aggregate principal amount of U.S.$900,000,000 2115 Notes; provided, however, that if the Issuer shall, at any time after the date hereof, increase the principal amount of 2035 Notes or 2115 Notes which may be issued and issue such increased principal amount (or any portion thereof), then any such additional 2035 Notes or 2115 Notes, as applicable, so issued shall have the same form and terms (other than the date of issuance and the date from which interest thereon shall begin to accrue and, under certain circumstances, the first interest payment date), and shall carry the same right to receive accrued and unpaid interest, as the 2035 Notes or 2115 Notes theretofore issued; and provided, further, that, notwithstanding the foregoing, the Issuer shall not be entitled to increase the principal amount of 2035 Notes or 2115 Notes which may be issued or issue any such increased principal amount if the Issuer has effected satisfaction and discharge of the Indenture pursuant to Section 4.01 of the Original Indenture or defeasance or covenant defeasance pursuant to Article 12 of the Original Indenture.

The 2035 Notes will mature, and the principal of the 2035 Notes and accrued and unpaid interest thereon will be due and payable, on September 15, 2035, or such earlier date as the principal of any of the 2035 Notes may become due and payable in accordance with the provisions of the Original Indenture and this First Supplemental Indenture.

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The 2115 Notes will mature, and the principal of the 2115 Notes and accrued and unpaid interest thereon will be due and payable, on September 15, 2115, or such earlier date as the principal of any of the 2115 Notes may become due and payable in accordance with the provisions of the Original Indenture and this First Supplemental Indenture.

The 2035 Notes and the 2115 Notes shall each bear interest on the principal amount thereof from September 11, 2015 or from the last date to which interest shall have been paid or duly made available for payment on the 2035 Notes or the 2115 Notes, as applicable, whichever is later, at the rate of (i) 4.800% per annum for the 2035 Notes and (ii) 6.125% per annum for the 2115 Notes, payable semi-annually in arrears on March 15 and September 15 (each, an “Interest Payment Date”) in each year, commencing March 15, 2016 until the principal of and premium, if any, on the applicable series of Notes is paid or duly made available for payment; and should the Issuer at any time default in the payment of any principal of, or premium, if any, or interest on the 2035 Notes or the 2115 Notes, as applicable, when due, the Issuer shall pay interest (such interest to be payable on demand), to the extent permitted by law, on the amount in default at the same rate applicable to the series of Notes on which the Issuer defaulted. Interest on the 2035 Notes and 2115 Notes shall be computed on the basis of a 360- day year comprised of twelve 30-day months. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Original Indenture, be paid to the Persons in whose names the 2035 Notes and 2115 Notes (or one or more predecessor Notes) are registered at the close of business on February 28 and August 31 (the “Regular Record Dates”), as the case may be, immediately prior to such Interest Payment Date, regardless of whether any such Regular Record Date is a Business Day. Any such interest on the 2035 Notes and 2115 Notes not so punctually paid or duly provided for on any Interest Payment Date shall be payable, as applicable, as provided in the form of 2035 Note and form of 2115 Note annexed hereto as Schedule A-1 and Schedule A-2, respectively, to this First Supplemental Indenture.
The 2035 Notes and 2115 Notes constitute unsecured obligations of the Issuer and rank pari passu with all of its other unsecured and unsubordinated debt from time to time outstanding and pari passu with other notes issued pursuant to the Original Indenture.

For the purposes only of the disclosure required by the Interest Act (Canada), and without affecting the amount of interest payable to any holder of a Note or the calculation of interest on any Note, if the rate of interest on any Note is calculated on the basis of a year (the “deemed year”) which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for the purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

All payments of principal of and premium, if any, and interest on the Notes will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, and all references herein to “United States dollars”, “U.S.$” or “U.S. dollars” shall be deemed to refer to such coin or currency of the United States of America.
The principal of and premium, if any, and interest on the Notes shall be payable, and the Notes may be surrendered for exchange, registration, transfer or discharge from
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registration, at the Corporate Trust Office of the Trustee in the City of New York, New York, and in such other places as the Issuer may from time to time designate in accordance with the Original Indenture. The Trustee is hereby appointed as the initial Paying Agent, registrar and transfer agent for the Notes in the City of New York, New York.

The Notes of each series shall be issued only as fully registered Notes, without coupons, in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 thereafter. Each series of Notes initially will be represented by one or more global Securities (collectively, the “Global Notes”) registered in the name of The Depository Trust Company, as Depositary or its nominee, or a successor depositary or its nominee.

The certificates representing the Notes shall bear the following legend:

“UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.”
The 2035 Notes and the 2115 Notes and the certificate of authentication of the Trustee endorsed thereon shall be in the applicable forms set out in Schedule A-1 and Schedule A-2, respectively, to this First Supplemental Indenture with such appropriate insertions, omissions, substitutions and variations as the Trustee may approve and shall be numbered in such manner as the Trustee may approve, such approvals of the Trustee concerning any Note to be conclusively evidenced by its certification of such Note.

The Security Register referred to in Section 3.05 of the Original Indenture shall, with respect to the Notes of each series, be kept at the office or agency in the City of New York, New York that the Issuer may from time to time designate for such purpose (which shall initially be the Corporate Trust Office of the Trustee in the City of New York, New York), and at such other place or places as the Issuer with the approval of the Trustee may hereafter designate.

The Notes shall be subject to redemption at the option of the Issuer as provided in Article 3 (Optional Redemption of Notes) of this First Supplemental Indenture and Article 10 of the Original Indenture and the Notes shall be subject to repurchase by the Issuer as provided in Article 4 (Change of Control) of this First Supplemental Indenture. The Issuer shall not otherwise be required to redeem, purchase or repay Notes of either series pursuant to any mandatory redemption, sinking fund or analogous provision or at the option of the holders thereof. The Notes will not be convertible into or exchangeable for securities of any Person.

The Issuer shall be required to pay Additional Amounts as contemplated in Section 9.07 of the Original Indenture.

The Notes shall have the other terms and provisions set forth in the applicable forms of 2035 Notes and 2115 Notes attached hereto as Schedule A-1 and Schedule A-2,

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respectively, to this First Supplemental Indenture with the same force and effect as if such terms and provisions were set forth in full herein.

2.2	Issuance of Notes

The 2035 Notes in the aggregate principal amount of U.S.$300,000,000 and the 2115 Notes in the aggregate principal amount of U.S.$900,000,000 shall each be executed on behalf of the Issuer by any two of the following officers: its Chairman of the Board, its President, any of its Vice Presidents, the Secretary, the Treasurer, or any of its Assistant Treasurers and delivered by the Issuer to the Trustee on the date of issue for authentication and delivery pursuant to and in accordance with the provisions of Section 3.02 of the Original Indenture and, upon the requirements of such provisions being complied with, such Notes shall be authenticated by or on behalf of the Trustee and delivered by it to or upon the Issuer Order of the Corporation without any further act or formality on the part of the Issuer. The Trustee shall have no duty or responsibility with respect to the use or application of any of the Notes so certified and delivered or the proceeds thereof.

3.	OPTIONAL REDEMPTION OF NOTES

3.1	Redemption of Notes

Prior to March 15, 2035, (the date that is six months prior to the maturity date of the 2035 Notes), the Issuer may redeem the 2035 Notes, in whole or in part, at the option of the Issuer (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a Redemption Price equal to the greater of:

(a)	100% of the principal amount of the 2035 Notes to be redeemed; and

(b)
the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2035 Notes matured on March 15, 2035 (the date that is six months prior to the maturity date of the 2035 Notes) (exclusive of any portion of the payments of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 30 basis points, plus, in each case, accrued and unpaid interest to but excluding the Redemption Date; provided that installments of interest on 2035 Notes which are due and payable on any date falling on or prior to a Redemption Date will be payable to the registered holders of such 2035 Notes (or one or more predecessor 2035 Notes), registered as such as of the close of business on the relevant Regular Record Dates.

On or after March 15, 2035, (the date that is six months prior to the maturity date of the 2035 Notes), the 2035 Notes will be redeemable, in whole or in part, at the option of the Issuer (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a Redemption Price

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equal to 100% of the principal amount of the 2035 Notes to be redeemed, plus accrued and unpaid interest thereon to but excluding the date of redemption.

Prior to March 15, 2115, (the date that is six months prior to the maturity date of the 2115 Notes), the Issuer may redeem the 2115 Notes, in whole or in part, at the option of the Issuer (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a Redemption Price equal to the greater of:

(c)	100% of the principal amount of the 2115 Notes to be redeemed; and

(d)
the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2115 Notes matured on March 15, 2115 (the date that is six months prior to the maturity date of the 2115 Notes) (exclusive of any portion of the payments of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 50 basis points, plus, in each case, accrued and unpaid interest to but excluding the Redemption Date; provided that installments of interest on 2115 Notes which are due and payable on any date falling on or prior to a Redemption Date will be payable to the registered holders of such 2115 Notes (or one or more predecessor 2115 Notes), registered as such as of the close of business on the relevant Regular Record Dates.

On or after March 15, 2115, (the date that is six months prior to the maturity date of the 2115 Notes), the 2115 Notes will be redeemable, in whole or in part, at the option of the Issuer (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a Redemption Price equal to 100% of the principal amount of the 2115 Notes to be redeemed, plus accrued and unpaid interest thereon to but excluding the date of redemption.

The Issuer will provide notice to the Trustee prior to the applicable Redemption Date of the calculation of the applicable Redemption Price.

3.2	Certain Additional Definitions

For the purposes of this First Supplemental Indenture, the following expressions shall have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that such series of Notes matured on the applicable Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

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“Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Issuer or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing in the United States appointed by the Issuer.

“Par Call Date” means, with respect to the 2035 Notes, March 15, 2035, the date that is six months prior to the maturity date of the 2035 Notes, and, with respect to the 2115 Notes, March 15, 2115, the date that is six months prior to the maturity date of the 2115 Notes.

“Reference Treasury Dealers” means each of Morgan Stanley & Co. LLC, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, Citigroup Global Markets Inc. and a Primary Treasury Dealer (as defined herein) selected by Wells Fargo Securities, LLC, and/or their affiliates which are primary U.S. government securities dealers in New York City (each, a “Primary Treasury Dealer”), and their respective successors, plus one other which is a primary
U.S. Government securities dealer and its respective successors; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Issuer will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York time on the third Business Day preceding such redemption date.

“Treasury Yield” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

In the event that the Independent Investment Banker fails to provide the Trustee with the Reference Treasury Dealer Quotations, the Issuer will use commercially reasonable efforts to assist the Trustee in obtaining such quotations.

4.	CHANGE OF CONTROL

4.1	Change of Control

(a)Upon the occurrence of a Change of Control Triggering Event in respect of a series of Notes, unless all Notes of such series have been called for redemption

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pursuant to this Section 3.1, each Holder of Notes of such series shall have the right to require the Issuer to repurchase all or any part (equal to U.S.$2,000 or an integral multiple of U.S.$1,000 in excess thereof) of such Holder’s Notes of such series at an offer price in cash equal to the Change of Control Payment.

(b)    Within 30 days following any Change of Control Triggering Event, the Issuer shall send a notice to each Holder of Notes of the applicable series describing the transaction or transactions that constitute the Change of Control Triggering Event and specifying:

(i)	that the Change of Control Offer is being made pursuant to this Section 4.1 and that all Notes tendered will be accepted for payment;

(ii)
the Change of Control Payment and the purchase date, which shall be a Business Day no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”);

(iii)	the CUSIP number for the Notes;

(iv)	that any Note not tendered will continue to accrue interest;

(v)
that, unless the Issuer defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date;

(vi)
that Holders electing to have any Notes purchased pursuant to a Change of Control Offer will be required to surrender such Notes to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

(vii)
that Holders will be entitled to withdraw their election referred to in clause (vi) if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased;

(viii)	that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the

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unpurchased portion of the Notes surrendered, which unpurchased portion will be equal to U.S.$2,000 in principal amount or an integral multiple of U.S.$1,000 in excess thereof; and

(ix)
if such notice is mailed prior to the date of the occurrence of the Change of Control Triggering Event, that the Change of Control Offer is conditional on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

(c)    The Issuer shall cause the Change of Control Offer to remain open for at least 20 Business Days or such longer period as is required by applicable law. The Issuer shall comply with the requirements of Rule 14e−1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes of the applicable series as a result of a Change in Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.1, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 4.1 by virtue of such conflict.

(d)	On the Change of Control Payment Date, the Issuer will, to the extent lawful:

(i)	accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer;

(ii)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii)
deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Issuer.

(e)    The Paying Agent will promptly mail to each Holder of Notes of the applicable series properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and send (or cause to be transferred by book entry) to each Holder a new note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of U.S.$2,000 or an integral multiple of U.S.$1,000 in excess thereof. The Issuer will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

(f)    The Issuer shall not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes the Change of Control Offer in

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the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4.1 applicable to a Change of Control Offer made by the Issuer and purchases all Notes properly tendered and not withdrawn under such Change of Control Offer.

(g)    The Issuer may make a Change of Control Offer in advance of, but conditioned on, the occurrence of a Change of Control Triggering Event but otherwise in accordance with the provisions of this Section 4.1.

(h)    The Issuer shall be solely responsible for monitoring the occurrence of a Change of Control Triggering Event.

4.2	Certain Additional Definitions

For the purposes of this First Supplemental Indenture, the following expressions shall have the following meanings:

“Below Investment Grade Rating Event” means the Notes of the applicable series are rated below an Investment Grade Rating by at least two out of three of the Rating Agencies (as defined below), if there are three Rating Agencies, or all of the Rating Agencies, if there are less than three Rating Agencies, (the “Required Threshold”) on any date from the date of the public notice of an arrangement or transaction that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control, which 60-day period shall be extended if, by the end of the 60-day period, the rating of the Notes of such series is under publicly announced consideration for a possible downgrade by such number of Rating Agencies which, together with the Rating Agencies which have already lowered their ratings on the Notes of such series, as aforesaid, would aggregate in number the Required Threshold, such extension to continue for so long as consideration for a possible downgrade continues by such number of Rating Agencies which, together with the Rating Agencies which have already lowered their ratings on the Notes of such series, as aforesaid, would aggregate in number the Required Threshold.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or amalgamation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its subsidiaries taken as a whole to any person (as such term is used in Section 13(d) of the Exchange Act) other than the Issuer, Canadian Pacific Railway Limited or any of the Issuer’s or Canadian Pacific Railway Limited’s subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or amalgamation) the result of which is that any person (as such term is used in Section 13(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of Canadian Pacific Railway Limited’s voting shares; or (3) the first day on which a majority of the members of Canadian Pacific Railway Limited’s Board of Directors are not Continuing Directors.

“Change of Control Offer” means an offer to repurchase Notes pursuant to Section 4.1 hereof.

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“Change of Control Payment” means, with respect to Notes tendered for repurchase pursuant to a Change of Control Offer, an amount equal to 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest thereon, if any, to the date of repurchase.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of Canadian Pacific Railway Limited who (i) was a member of such Board of Directors on the date of the issuance of the Notes; or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of Canadian Pacific Railway Limited’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“DBRS” means DBRS Limited.

“Investment Grade Rating” means a rating equal to or higher than BBB (low) (or the equivalent) by DBRS, Baa3 (or the equivalent) by Moody’s and BBB– (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of DBRS, Moody’s and S&P; and (2) if one or more of DBRS, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for any reason outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, as amended, selected by the Issuer (by a resolution of its Board of Directors) as a replacement agency for one or more of DBRS, Moody’s or S&P, as the case may be, or if a replacement agency is not selected, the remaining such agencies providing publicly available ratings of the Notes.

“Required Threshold” has the meaning set forth in the definition of Below Investment Grade Rating Event.

“S&P” means Standard & Poor’s, a Division of The McGraw-Hill Companies,
Inc.

5.	[RESERVED]

6.	GENERAL

6.1Effectiveness This First Supplemental Indenture will become effective upon its execution and delivery.

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6.2	Effect of Recitals

The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuer of the Notes or the proceeds thereof. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Notes except that the Trustee represents that it is duly authorized to execute and deliver this First Supplemental Indenture, authenticate the Notes and perform its obligations under the Original Indenture and hereunder, and that the statements made by it or to be made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Issuer are true and accurate.

6.3	Ratification of Original Indenture

The Original Indenture as supplemented by this First Supplemental Indenture is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Original Indenture in the manner and to the extent herein and therein provided.

6.4	Limitation on Liability

The Trustee shall act at the direction of the requisite Holders without liability.

6.5	Jurisdiction

Each of the parties hereto hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any Federal Court located in the Borough of Manhattan in the State of New York in connection with any action, suit or other proceeding arising out of or relating to this First Supplemental Indenture or any action taken or omitted hereunder, and waives any claim of forum non conveniens and any objections as to laying of venue.

6.6Governing Law This First Supplemental Indenture, the Original Indenture as supplemented hereby and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

6.7	Severability

In case any provision in this First Supplemental Indenture, the Original Indenture as supplemented hereby or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.8	Acceptance of Trust

The Trustee hereby accepts the trusts in this First Supplemental Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein before set forth in trust for the various Persons who shall from time to time be Holders subject to all the terms and conditions herein set forth.

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6.9	Counterparts and Formal Date

This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument and notwithstanding their date of execution shall be deemed to bear the date first above written.

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IN    WITNESS    WHEREOF    the    parties    hereto    have    executed    this    First Supplemental Indenture on the date first above written.

CANADIAN PACIFIC RAILWAY COMPANY

By: /s/ MARK ERCEG

Name: Mark Ecreg
Title: Executive Vice President and
Chief Financial Officer

By: /s/ DARREN J. YAWORSKY

Name: Darren J. Yaworsky
Title: Vice President and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:

[Signature Page for the First Supplemental Indenture]

Doc# : US J : 1 0 198712v3

IN WITNESS WHEREOF the parties hereto have executed this Supplemental Indenture on the date first above written.

CANADIAN PACIFIC RAILWAY COMPANY

Executive Vice President and chief Fmancial Officer

Vice President and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIA ION,
as Trustee

By: /s/ MARTIN REED
Vice President

[Signature Page -First Supplemental Indenture]

TABLE OF CONTENTS

Page

1.	INTERPRETATIONS AND AMENDMENTS 1

1.1	First Supplemental Indenture 1

1.2	Definitions in First Supplemental Indenture 2

1.3	Interpretation not Affected by Headings 2

2.	NOTES 2

2.1	Form and Terms of Notes 2

2.2	Issuance of Notes 5

3.	OPTIONAL REDEMPTION OF NOTES 5

3.1	Redemption of Notes 5

3.2	Certain Additional Definitions 6

4.	CHANGE OF CONTROL 7

4.1	Change of Control 7

4.2	Certain Additional Definitions 10

5.	[RESERVED] 11

6.	GENERAL 11

6.1	Effectiveness 11

6.2	Effect of Recitals 12

6.3	Ratification of Original Indenture 12

6.4	Limitation on Liability 12

6.5	Jurisdiction 12

6.6	Governing Law 12

6.7	Severability 12

6.8	Acceptance of Trust 12

6.9	Counterparts and Formal Date 13

Doc#: US1:10198712v5

Schedule A-1

See attached

Doc#: US1:10198712v5

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Corporation (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
BY OR TO ANY PERSON IS WRONGFUL inasmuch    as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for Securities (as defined herein) in definitive registered form, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depositary or a nominee of such successor Depositary.
CANADIAN PACIFIC RAILWAY COMPANY

4.800% Notes due 2035

No. 1    US$300,000,000
CUSIP: 13645R AV6

Canadian Pacific Railway Company, a corporation duly organized and existing under the laws of Canada (herein called the "Corporation", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of US$300,000,000 (THREE HUNDRED MILLION UNITED STATES DOLLARS) on September 15, 2035, at the office or agency of the Corporation referred to below, and to pay interest thereon on Mar ch 1 5 , 2016 and semi- annually thereafter, on March 15 and September 15 in each year, from September 11, 2015, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 4.800% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be February 28 or August 31 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

(signature page to follow)

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated:    CANADIAN PACIFIC RAILWAY
COMPANY

By
Name: Title:

By
Name: Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in, and issued under, the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Trustee

Dated:      By:
Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Corporation designated as its 4.800% Notes due 2035 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to US$300,000,000, which may be issued under an indenture dated as of September 11, 2015, among the Corporation and Wells Fargo Bank, National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture, as defined below), as supplemented by the First Supplemental Indenture, among the Corporation and the Trustee (as supplemented by the First Supplemental Indenture, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security representing US$300,000,000 aggregate principal amount of the Securities.

Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Corporation maintained or caused to be maintained for that purpose in New York, New York or at such other office or agency of the Corporation as may be maintained or caused to be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of the principal (and premium, if any) and interest may be made at the option of the Corporation (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained by the Person located in the United States entitled thereto as specified in the Security Register; provided, that principal paid in relation to any Security, redeemed at the option of the Corporation or upon Maturity, shall be paid to the Holder of such Security only upon presentation and surrender of such Security to such office or agency referred to above.

The Corporation will pay to the Holders such Additional Amounts as may be payable under Section 9.07 of the Indenture.

Prior to March 15, 2035 (the date that is six months prior to the maturity date of the Securities), the Corporation may redeem the Securities, in whole or in part, at the option of the Corporation, at any time or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed that would be due if the Securities matured on March 15, 2035 (the date that is six months prior to the maturity date of the Securities) (exclusive of any portion of the payments of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 30 basis points, plus, in the case of (1) and (2), accrued interest thereon to, but excluding, the date of redemption, all as provided in the Indenture.

On or after March 15, 2035 (the date that is six months prior to the maturity date of the Securities) the Corporation may redeem the Securities, in whole or in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Holders of Securities to be redeemed will receive notice of redemption delivered at least 30 and not more than 60 days prior to the date fixed for redemption.

"Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

"Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

"Comparable Treasury Price" means (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

"Independent Investment Banker" means one of the Reference Treasury Dealers selected by the Corporation or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing in the United States appointed by the Corporation.

“Par Call Date” means March 15, 2035, the date that is six months prior to the maturity date of the Securities.

"Reference Treasury Dealers" means each of Morgan Stanley & Co. LLC, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, Citigroup Global Markets Inc. and a Primary Treasury Dealer (as defined below) selected by Wells Fargo Securities, LLC and/or their affiliates which are primary U.S. government securities dealers, and their respective successors, plus one other which is a primary
U.S. Government securities dealer and its respective successors; provided, however, that if any of the foregoing ceases to be a primary U.S. government securities dealer in The City of New York (a “Primary Treasury Dealer”), the Corporation will substitute therefor another Primary Treasury Dealer.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30p.m. New York time on the third business day preceding such redemption date.

The Securities are also subject to redemption as a whole but not in part, at the option of the Corporation, at any time, on not less than 30 nor more than 60 days' prior written notice to each Holder of Securities to be redeemed at such Holder's address appearing on the Security Register at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest to but excluding the date fixed for redemption, in the event there is more than an insubstantial risk that the Corporation has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Securities, any Additional Amounts as a result of any amendment or change in the laws (including any regulations promulgated thereunder) of Canada (or any political subdivision or taxing authority thereof or therein), or any amendment to or change in any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after September 8, 2015, all as provided in Section 10.08 of the Indenture.

The Securities are also subject to redemption pursuant to Article 3 of the Seventh Supplemental Indenture.

In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

The Securities do not have the benefit of sinking fund obligations.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Corporation on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Corporation with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of all affected Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities affected thereby, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any

Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Corporation, upon surrender of this Security for registration of transfer at the office or agency of the Corporation maintained or caused to be maintained for such purpose in New York, New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of US$2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustees may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any agent shall be affected by notice to the contrary.

Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

For the purposes only of the disclosure required by the Interest Act (Canada), and without affecting the amount of interest payable to any holder of a Security or the calculation of interest on any Security, if the rate of interest on any Security is calculated on the basis of a year which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for the purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

As provided for in the Indenture, the Corporation may, from time to time, without notice or consent of the Holders, create and issue additional Securities so that such additional Securities shall be consolidated and form a single series with the Securities initially issued by the Corporation and shall have the same terms as to status, redemption or otherwise as the Securities originally issued.

If at any time, (i) the Depositary notifies the Corporation that it is unwilling or unable or no longer qualifies to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, or (ii) the Corporation determines that the Securities shall no longer be represented by a global Security or Securities, then in such event the Corporation will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Schedule A-2

See attached

Doc#: US1:10198712v5

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Corporation (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
BY OR TO ANY PERSON IS WRONGFUL inasmuch    as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for Securities (as defined herein) in definitive registered form, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depositary or a nominee of such successor Depositary.
CANADIAN PACIFIC RAILWAY COMPANY

6.125% Notes due 2115

No. 1     US$500,000,000
CUSIP: 13645R AX2

Canadian Pacific Railway Company, a corporation duly organized and existing under the laws of Canada (herein called the "Corporation", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of US$500,000,000 (FIVE HUNDRED MILLION UNITED STATES DOLLARS) on September 15, 2115, at the office or agency of the Corporation referred to below, and to pay interest thereon on March 1 5 , 2016 and semi- annually thereafter, on March 15 and September 15 in each year, from September 11, 2015, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 6.125% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be February 28 or A ugu s t 31 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

(signature page to follow)

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated:    CANADIAN PACIFIC RAILWAY
COMPANY

By
Name: Title:

By
Name: Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in, and issued under, the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Trustee

Dated:      By:
Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Corporation designated as its 6.125% Notes due 2115 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to US$900,000,000, which may be issued under an indenture dated as of September 11, 2015, among the Corporation and Wells Fargo Bank, National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture, as defined below), as supplemented by the First Supplemental Indenture, among the Corporation and the Trustee (as supplemented by the First Supplemental Indenture, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security representing US$500,000,000 aggregate principal amount of the Securities.

Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Corporation maintained or caused to be maintained for that purpose in New York, New York or at such other office or agency of the Corporation as may be maintained or caused to be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of the principal (and premium, if any) and interest may be made at the option of the Corporation (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained by the Person located in the United States entitled thereto as specified in the Security Register; provided, that principal paid in relation to any Security, redeemed at the option of the Corporation or upon Maturity, shall be paid to the Holder of such Security only upon presentation and surrender of such Security to such office or agency referred to above.

The Corporation will pay to the Holders such Additional Amounts as may be payable under Section 9.07 of the Indenture.

Prior to March 15, 2115 (the date that is six months prior to the maturity date of the Securities), the Corporation may redeem the Securities, in whole or in part, at the option of the Corporation, at any time or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed that would be due if the Securities matured on March 15, 2115 (the date that is six months prior to the maturity date of the Securities) (exclusive of any portion of the payments of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 50 basis points, plus, in the case of (1) and (2), accrued interest thereon to, but excluding, the date of redemption, all as provided in the Indenture.

On or after March 15, 2115 (the date that is six months prior to the maturity date of the Securities) the Corporation may redeem the Securities, in whole or in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Holders of Securities to be redeemed will receive notice of redemption delivered at least 30 and not more than 60 days prior to the date fixed for redemption.

"Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

"Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

"Comparable Treasury Price" means (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

"Independent Investment Banker" means one of the Reference Treasury Dealers selected by the Corporation or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing in the United States appointed by the Corporation.

“Par Call Date” means March 15, 2115, the date that is six months prior to the maturity date of the Securities.

"Reference Treasury Dealers" means each of Morgan Stanley & Co. LLC, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, Citigroup Global Markets Inc. and a Primary Treasury Dealer (as defined below) selected by Wells Fargo Securities, LLC and/or their affiliates which are primary U.S. government securities dealers, and their respective successors, plus one other which is a primary
U.S. Government securities dealer and its respective successors; provided, however, that if any of the foregoing ceases to be a primary U.S. government securities dealer in The City of New York (a “Primary Treasury Dealer”), the Corporation will substitute therefor another Primary Treasury Dealer.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30p.m. New York time on the third business day preceding such redemption date.

The Securities are also subject to redemption as a whole but not in part, at the option of the Corporation, at any time, on not less than 30 nor more than 60 days' prior written notice to each Holder of Securities to be redeemed at such Holder's address appearing on the Security Register at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest to but excluding the date fixed for redemption, in the event there is more than an insubstantial risk that the Corporation has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Securities, any Additional Amounts as a result of any amendment or change in the laws (including any regulations promulgated thereunder) of Canada (or any political subdivision or taxing authority thereof or therein), or any amendment to or change in any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after September 8, 2015, all as provided in Section 10.08 of the Indenture.

The Securities are also subject to redemption pursuant to Article 3 of the Seventh Supplemental Indenture.

In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

The Securities do not have the benefit of sinking fund obligations.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Corporation on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Corporation with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of all affected Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities affected thereby, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any

Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Corporation, upon surrender of this Security for registration of transfer at the office or agency of the Corporation maintained or caused to be maintained for such purpose in New York, New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of US$2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustees may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any agent shall be affected by notice to the contrary.

Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

For the purposes only of the disclosure required by the Interest Act (Canada), and without affecting the amount of interest payable to any holder of a Security or the calculation of interest on any Security, if the rate of interest on any Security is calculated on the basis of a year which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for the purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

As provided for in the Indenture, the Corporation may, from time to time, without notice or consent of the Holders, create and issue additional Securities so that such additional Securities shall be consolidated and form a single series with the Securities initially issued by the Corporation and shall have the same terms as to status, redemption or otherwise as the Securities originally issued.

If at any time, (i) the Depositary notifies the Corporation that it is unwilling or unable or no longer qualifies to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, or (ii) the Corporation determines that the Securities shall no longer be represented by a global Security or Securities, then in such event the Corporation will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Corporation (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
BY OR TO ANY PERSON IS WRONGFUL inasmuch    as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for Securities (as defined herein) in definitive registered form, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depositary or a nominee of such successor Depositary.
CANADIAN PACIFIC RAILWAY COMPANY

6.125% Notes due 2115

No. 2     US$400,000,000
CUSIP: 13645R AX2

Canadian Pacific Railway Company, a corporation duly organized and existing under the laws of Canada (herein called the "Corporation", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of US$400,000,000 (FOUR HUNDRED MILLION UNITED STATES DOLLARS) on September 15, 2115, at the office or agency of the Corporation referred to below, and to pay interest thereon on Mar ch 1 5 , 2016 and semi- annually thereafter, on March 15 and September 15 in each year, from September 11, 2015, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 6.125% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be February 28 or A ugu s t 31 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

(signature page to follow)

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated:    CANADIAN PACIFIC RAILWAY
COMPANY

By
Name: Title:

By
Name: Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in, and issued under, the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Trustee

Dated:      By:
Authorized Signatory

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Corporation designated as its 6.125% Notes due 2115 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to US$900,000,000, which may be issued under an indenture dated as of September 11, 2015, among the Corporation and Wells Fargo Bank, National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture, as defined below), as supplemented by the First Supplemental Indenture, among the Corporation and the Trustee (as supplemented by the First Supplemental Indenture, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security representing US$400,000,000 aggregate principal amount of the Securities.

Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Corporation maintained or caused to be maintained for that purpose in New York, New York or at such other office or agency of the Corporation as may be maintained or caused to be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of the principal (and premium, if any) and interest may be made at the option of the Corporation (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained by the Person located in the United States entitled thereto as specified in the Security Register; provided, that principal paid in relation to any Security, redeemed at the option of the Corporation or upon Maturity, shall be paid to the Holder of such Security only upon presentation and surrender of such Security to such office or agency referred to above.

The Corporation will pay to the Holders such Additional Amounts as may be payable under Section 9.07 of the Indenture.

Prior to March 15, 2115 (the date that is six months prior to the maturity date of the Securities), the Corporation may redeem the Securities, in whole or in part, at the option of the Corporation, at any time or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed that would be due if the Securities matured on March 15, 2115 (the date that is six months prior to the maturity date of the Securities) (exclusive of any portion of the payments of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 50 basis points, plus, in the case of (1) and (2), accrued interest thereon to, but excluding, the date of redemption, all as provided in the Indenture.

On or after March 15, 2115 (the date that is six months prior to the maturity date of the Securities) the Corporation may redeem the Securities, in whole or in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Holders of Securities to be redeemed will receive notice of redemption delivered at least 30 and not more than 60 days prior to the date fixed for redemption.

"Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

"Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

"Comparable Treasury Price" means (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

"Independent Investment Banker" means one of the Reference Treasury Dealers selected by the Corporation or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing in the United States appointed by the Corporation.

“Par Call Date” means March 15, 2115, the date that is six months prior to the maturity date of the Securities.

"Reference Treasury Dealers" means each of Morgan Stanley & Co. LLC, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, Citigroup Global Markets Inc. and a Primary Treasury Dealer (as defined below) selected by Wells Fargo Securities, LLC and/or their affiliates which are primary U.S. government securities dealers, and their respective successors, plus one other which is a primary
U.S. Government securities dealer and its respective successors; provided, however, that if any of the foregoing ceases to be a primary U.S. government securities dealer in The City of New York (a “Primary Treasury Dealer”), the Corporation will substitute therefor another Primary Treasury Dealer.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30p.m. New York time on the third business day preceding such redemption date.

The Securities are also subject to redemption as a whole but not in part, at the option of the Corporation, at any time, on not less than 30 nor more than 60 days' prior written notice to each Holder of Securities to be redeemed at such Holder's address appearing on the Security Register at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest to but excluding the date fixed for redemption, in the event there is more than an insubstantial risk that the Corporation has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Securities, any Additional Amounts as a result of any amendment or change in the laws (including any regulations promulgated thereunder) of Canada (or any political subdivision or taxing authority thereof or therein), or any amendment to or change in any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after September 8, 2015, all as provided in Section 10.08 of the Indenture.

The Securities are also subject to redemption pursuant to Article 3 of the Seventh Supplemental Indenture.

In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

The Securities do not have the benefit of sinking fund obligations.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Corporation on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Corporation with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of all affected Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities affected thereby, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any

Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Corporation, upon surrender of this Security for registration of transfer at the office or agency of the Corporation maintained or caused to be maintained for such purpose in New York, New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of US$2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustees may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any agent shall be affected by notice to the contrary.

Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

For the purposes only of the disclosure required by the Interest Act (Canada), and without affecting the amount of interest payable to any holder of a Security or the calculation of interest on any Security, if the rate of interest on any Security is calculated on the basis of a year which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for the purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

As provided for in the Indenture, the Corporation may, from time to time, without notice or consent of the Holders, create and issue additional Securities so that such additional Securities shall be consolidated and form a single series with the Securities initially issued by the Corporation and shall have the same terms as to status, redemption or otherwise as the Securities originally issued.

If at any time, (i) the Depositary notifies the Corporation that it is unwilling or unable or no longer qualifies to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, or (ii) the Corporation determines that the Securities shall no longer be represented by a global Security or Securities, then in such event the Corporation will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.